Exhibit 99.1

Fresh Tracks Therapeutics Announces its Common Stock will be Suspended from Trading on Nasdaq at Open of Business on December 19th
Common stock expected to begin trading on over-the-counter market following suspension
BOULDER, CO – December 18, 2023 – Fresh Tracks Therapeutics, Inc. (Nasdaq: FRTX) (“Fresh Tracks” or the “Company”) announced today receipt of a notice from Nasdaq stating that the Company’s common stock will be suspended from trading on The Nasdaq Capital Market at the open of business on December 19, 2023. Following the suspension, the Company expects its common stock to begin trading on an over-the-counter market. The Company anticipates disclosing further trading market information for its common stock once such information becomes available.
As previously disclosed, on October 10, 2023, the Company received a notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Staff, pursuant to Nasdaq Listing Rule Series 5100, had determined to apply more stringent criteria and delist the Company’s common stock. However, on October 17, 2023, the Company requested an appeal (the “Appeal”) through a hearing before the Nasdaq Hearings Panel (the “Panel”), which stayed the suspension and delisting action pending the Panel’s decision.
On December 15, 2023, in preparation for the planned liquidation and dissolution (the “Dissolution”) of the Company, the Company’s Board of Directors approved the withdrawal of the Appeal and authorized the officers of the Company to seek to delist the Company’s common stock from Nasdaq. The Company also notified Nasdaq of its decision to withdraw the Appeal.
Also on December 15, 2023, following receipt by Nasdaq of the Company’s notice, the Company received a letter from Nasdaq confirming the Company’s withdrawal of the Appeal. As a result of the Company voluntarily withdrawing its Appeal, Nasdaq intends to suspend the Company’s common stock from trading at the open of business on December 19, 2023 and to file a Form 25 with the Securities and Exchange Commission (the “SEC”) when all internal procedural periods have run.
Fresh Tracks intends to reconvene its special meeting of stockholders on December 27, 2023 and encourages all stockholders of record on October 17, 2023 who have not yet voted to submit their proxy by 11:59 p.m. Eastern Time on December 26, 2023. If Fresh Tracks’ stockholders do not approve Proposal 1, Approval of the Liquidation and Dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to Liquidate and Dissolve the Company in accordance with the Plan of Dissolution, Fresh Tracks intends to seek judicial dissolution, which is likely to be costly and time-consuming and would reduce the amount of cash distributable to Fresh Tracks’ stockholders associated with the Company’s dissolution.
Your vote is important. If you have questions about how to vote, please call the Company’s proxy solicitor D.F. King at 800-769-4414 (or international: 914-218-4628).
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company. In connection with the proposed Dissolution and the Plan of Dissolution, the Company filed a definitive proxy statement with the SEC on October 20, 2023. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER

SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the definitive proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC's website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Company’s special meeting of stockholders (the “Special Meeting”). Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the definitive proxy statement filed with the SEC on October 20, 2023. Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are set forth in the definitive proxy statement. These documents are available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing of Fresh Tracks’ common stock being suspended and delisted from Nasdaq, Fresh Track’s common stock being listed on an over-the-counter market following suspension of trading by Nasdaq, Nasdaq’s intent to file a Form 25 with respect to Fresh Tracks’ common stock, the timing and outcome of the Company’s Special Meeting to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “will,” “suspend,” “show,” “adjourn,” “solicit,” “submit,” “continue,” “begin,” “trade,” “request,” “release,” “disclose,” “withdraw,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “approve,” “authorize,” “notify,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the

Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment. Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). The forward-looking statements represent the estimates of Fresh Tracks as of the date hereof only. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.
Fresh Tracks Therapeutics, Inc.
Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com